UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 19, 2019

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2520 Red Hill Avenue, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2019, Foundation Building Materials, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with LSF9 Cypress Parent 2 LLC, a significant stockholder of the Company (the “Selling Stockholder”), BofA Securities, Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale by the Selling Stockholder of 4,750,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $17.00 per share, less underwriting discounts. Under the terms of the Underwriting Agreement, the Selling Stockholder has granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to 712,500 additional shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) at the offering price, less underwriting discounts. The offering of the Firm Shares is scheduled to close on September 24, 2019.

The offering and sale of the Shares is made pursuant to a preliminary prospectus supplement and final prospectus supplement related to the Company’s shelf registration statement on Form S-3 (File No. 333-233026) (the “Registration Statement”), which became effective on August 13, 2019, each of which has been filed with the Securities and Exchange Commission.

The Selling Stockholder will receive all net proceeds from the sale of the Shares pursuant to the Underwriting Agreement. The Company will not receive any of the proceeds from the sale of its Common Stock by the Selling Stockholder.

The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement, preliminary prospectus supplement and final prospectus supplement related to the offering and sale of the Shares. The Company has also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated September 19, 2019, by and among Foundation Building Materials, Inc., LSF9 Cypress Parent 2 LLC, BofA Securities, Inc. and RBC Capital Markets, LLC.
5.1	Legal Opinion of Stradling Yocca Carlson & Rauth P.C., dated September 23, 2019.
23.1	Consent of Stradling Yocca Carlson & Rauth P.C. (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: September 23, 2019	By:	/s / Richard J. Tilley
	Name:	Richard J. Tilley
	Title:	Vice President, Secretary and General Counsel